Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR 12(g) OF THE

SECURITIES EXCHANGE ACT OF 1934

PLADEO CORP.

(Exact name of registrant as specified in its charter)

Nevada	98-1039235
(State of incorporation or organization)	(IRS Employer Identification No.)

Circuito Porta Vicenza 3108, Fracc. Porta Fontana, Leon, Mexico	37134
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act: None.

Title of Each Class	Name of Each Exchange on Which
To Be So Registered	Each Class Is to Be Registered

Not applicable	Not applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box. [X]

Securities Act registration statement file number to which this form relates: 333-182714 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, no par value

Item 1.  Description of Registrant's Securities to Be Registered.

The Registrant hereby incorporates its pre-effective Registration Statement filed on April 10, 2013 on From S-1/Amendment number 11. File number 333-182714

Item 2.  Exhibits.

 The Registrant hereby incorporates its pre-effective Registration Statement filed on April 10, 2013 on From S-1/Amendment number 11. File number 333-182714

SIGNATURE

Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Pladeo Corp.

Dated: August 29, 2013	By:	/s/ Lisbeth Guerrero
Lisbeth Guerrero
Chief Executive Officer